Exhibit 10.19

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

MINERAL DEED WITHOUT WARRANTY

as to OIL, GAS and their Constituent Elements

THE STATE OF TEXAS

  ~

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF JONES             ~

Date:

June 6th,  2006

Effective Date:

July __, 2006

Grantor:

ROBOCO ENERGY, INC., a Texas corporation, acting by and through its duly authorized officer, undersigned

Grantor’s Mailing Address:

5110 Anderson County Road 2206, Palestine,

Anderson County, Texas 75801

Grantee:

WENTWORTH ENERGY, INC., an Oklahoma corporation

Grantees' Mailing Address:

115 West 7th Street, Suite #1415, Fort Worth,

Tarrant County, Texas 76102

Consideration:

For Ten and no/100 ($10.00), together with other good and valuable consideration, the receipt of which is hereby expressly confessed and recognized by Grantor.

Property:

Grantor hereby conveys an undivided ninety (90.00%) percent of the interest in and to the oil, gas and liquid hydrocarbons constituting their constituent elements existing in, on and under that may be produced from the following tracts of land:

Being all the minerals owned by The P.D.C. Ball Limited Partnership in the Southwest Quarter (SW 1/4) of Section 33, Block 18, T&P RR. Co. Survey, Jones County, Texas, containing 160 acres of land, more or less.

ROYALTIES: This conveyance shall be effective on July 1st, 2006 as to all oil and gas in the pipeline at that time, but not before.

RESERVATION

All coal, lignite and their constituent elements, including coal bed methane gas were reserved by The P. D. C. Ball Limited Partnership and are not hereby conveyed.

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Reservations from and Exceptions to Conveyance and Warranty: Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments, other than liens and conveyances, that affect the property; rights of adjoining owners in any walls and fences situated on a common boundary; any discrepancies, conflicts or shortages in area or boundary lines; any encroachments or overlapping of improvements; all rights, obligations, and other matters emanating from and existing  by reason of the creation, establishment, maintenance and operation of any applicable governmental entities; and payment of taxes for this and subsequent years of ownership being the responsibility of grantees.

When the context requires, singular nouns and pronouns include the plural.

EXECUTED this 12th day of June, 2006.

ROBOCO ENERGY, INC.

By:

GEORGE BARNES,

Its President

THE STATE OF TEXAS               ~

COUNTY OF ANDERSON            ~

This instrument was acknowledged before me on the 12th day of June, 2006, by GEORGE BARNES, in the capacity stated, on behalf of Roboco Energy, Inc.

 _

 Notary Public in and for the State of Texas

After recording, please return to:

JACKSON HANKS, P.C.

Post Office Box 2458

Palestine, Texas  75802

J\O&G\ROBOCO-WENTWORTH0306\JONESDEED\19521